UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2019

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor

New York, New York 10154

(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2019, Thomas Harney retired as Head of Merchant Banking & Capital Markets of Ladder Capital Corp (“Ladder”). Mr. Harney played an integral role in Ladder’s growth to date, and the company is grateful for his years of dedicated service.  Mr. Harney will continue to support Ladder in an on-going advisory capacity, while Marc Fox, Ladder’s Chief Financial Officer, will assume leadership of the Capital Markets team previously led by Mr. Harney.

In connection with Mr. Harney’s retirement as Head of Merchant Banking & Capital Markets, Ladder Capital Finance LLC (“LCF”), a subsidiary of Ladder, and Mr. Harney entered into a separation agreement, dated March 15, 2019 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Harney’s unvested stock that vests based on performance will continue to be outstanding from and after March 15, 2019, and will continue to vest as they would have had he continued to be employed with Ladder. Mr. Harney will be entitled to any earned but unpaid portion of his base salary and reimbursement for certain expenses.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the actual agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Additionally, LCF has entered into a Real Estate Capital Markets Advisory Agreement (the “Advisory Agreement”) with Item Six Capital LLC, which is wholly-owned by Mr. Harney, pursuant to which Mr. Harney will provide advisory services to LCF regarding key investor relations, capital markets transactions, strategic acquisition or disposition transactions, and Ladder’s investment advisory business. Per the Advisory Agreement, Mr. Harney will remain subject to non-compete and non-solicitation provisions substantially similar to those in the Amended and Restated Employment Agreement, dated as of January 23, 2014, by and between LCF and Mr. Harney.

The foregoing summary of the Advisory Agreement is qualified in its entirety by reference to the actual agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                    Exhibits

Exhibit No.	Description of Exhibit
10.1	Separation Agreement, dated March 15, 2019, by Ladder Capital Corp, Ladder Capital Finance LLC and Thomas Harney.
10.2	Real Estate Capital Markets Advisory Agreement, dated March 15, 2019, by Ladder Capital Finance LLC and Item Six Capital LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2019	LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

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